WILLIAM BLAIR FUNDS

WILLIAM BLAIR BOND FUND

WILLIAM BLAIR SHORT DURATION BOND FUND

WILLIAM BLAIR ULTRA-SHORT DURATION BOND

FUND

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2021, as Supplemented

Upon recommendation of the Adviser, the Board of Trustees of William Blair Funds (the “Trust”) determined that it was in the best interests of each of the William Blair Bond Fund, William Blair Short Duration Bond Fund, and William Blair Ultra-Short Duration Bond Fund (each a “Fund” and collectively the “Funds”) to redeem all the shares of the Funds on or before April 15, 2022 (the “Liquidation Date”), and then terminate the Funds. Shareholder approval of the liquidation is not required. The Funds will be closed to new investors effective February 14, 2022 but will remain open for investment until February 28, 2022 for existing shareholders.

At any time prior to the Liquidation Date, the Funds’ shareholders may redeem all or a portion of their shares or exchange their Fund shares for shares in the corresponding class of another fund of the Trust pursuant to procedures set forth in the William Blair Funds’ Prospectus. If you wish to exchange your shares into another fund of the Trust, or would like to request additional copies of the Prospectus and Statement of Additional Information for the Trust including other funds for which you may exchange your shares of the Funds, please call William Blair Funds Shareholder Services or your William Blair client representative at the following numbers:

For Class N and Class I Shares

Call: 1-800-635-2886

(In Massachusetts 1-800-635-2840)

For Class R6 Shares

Call: 1-800-742-7272

If you are invested in the Fund through a financial intermediary, please contact that financial intermediary if you have any questions.

Liquidation of Assets. The Funds will depart from their stated investment objectives and policies as they liquidate holdings in preparation for the distribution of assets to investors. During this time, the Funds may hold more cash, cash equivalents or other short-term investments than normal, which may prevent one or more of the Funds from meeting their stated investment objectives. Any shares of the Funds that have not been redeemed or exchanged prior to the Liquidation Date will be redeemed automatically at their net asset value per share on the Liquidation Date.

Dated: February 14, 2022

William Blair Funds

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement for future reference.